AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
INDIVIDUAL POLICY
SUPPLEMENT DATED FEBRUARY 28, 2002
TO
PROSPECTUS
DATED MAY 1, 2001

          Effective April 1, 2002, AIG Life Insurance Company is amending the prospectus solely for the purposes of (i) ceasing future sales of the Policy, (ii) changing the Administrative Office's address and (iii) identifying the mailing address for additional premium payments.

          FIRST, on the first page of the prospectus, the first sentence of the first paragraph is deleted in its entirety and replaced with the following two sentences:

AIG Life Insurance Company ("AIG") will no longer accept applications after March 31, 2002 for the flexible premium variable universal life individual policy (the "Policy") described in this Prospectus. Your rights as a Policy owner, including the right to make additional premium payments, are not affected by this change.

          SECOND, on page 4 of the Prospectus, under "SPECIAL TERMS", the definition of "Administrative Office" is deleted in its entirety and replaced with the following:

Administrative Office. VUL Administration, P. O. Box 4880, Houston, Texas 77210-4880 (for U. S. Mail); VUL Administration, 2727-A Allen Parkway, Houston, Texas 77019-2191 (for Express Delivery).

          THIRD, we will close P.O. Box 8718 originally established in Wilmington, Delaware for this product by December 31, 2002. However, after March 31, 2002, the date of receipt of all requests you make related to your Policy will be the date we receive the request at the new Administrative Office set out above.

          FOURTH, any additional premium payments should be mailed to the address on your premium notice or to P.O. Box 7247-7075, Philadelphia, Pennsylvania 19170-7075 rather than to the Administrative Office.

          Effective May 1, 2002, AIG is amending the prospectus solely for the purposes of reflecting the name change of one of the investment options available under the Policies.

          The AIM V.I. International Equity Fund of AIM Variable Insurance Funds will change its name to AIM V.I. International Growth Fund.